UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 16, 2011

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hermon Building

Yokneam, Israel 20692

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Approval of 2011 base salary, contributions to Israeli severance, pension & education funds and approval of cash bonus previously paid to Eyal Waldman, President and Chief Executive Officer (the “CEO”) of Mellanox Technologies, Ltd. (the “Company”).

Further to the approval of the Company’s Audit Committee (the “Committee”) and its Board of the Directors (the “Board”), at the Company’s 2011 Annual General Meeting of Shareholders held on May 16, 2011 (the “Meeting”), the Company’s shareholders approved the increase in the annual base salary of the CEO from $375,000 to $410,000, effective April 1, 2011, approved the contributions to the Israeli severance, pension & education funds of up to an aggregate of 21% of the CEO’s base salary on the CEO’s behalf by the Company, and approved the payment of the cash bonus previously paid to the CEO in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010.

Approval of Equity Award to CEO.

Further to the approval of the Committee and the Board, at the Meeting, the Company’s shareholders approved the award of 50,000 restricted share units (collectively, the “RSUs”) to the CEO which such RSUs vest over four years, with 12/48ths of the shares subject to the award of RSUs vesting on May 1, 2012, and thereafter at the rate of 3/48ths of the original number of shares subject to the award of RSUs on the first day of each quarterly period of August, November, February and May commencing on August 1, 2012, with the last 3/48ths of the original number of shares subject to the award of RSUs vesting on May 1, 2015, so long as Mr. Waldman continues to provide services to the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting held on May 16, 2011, the Company’s shareholders voted on the following ten proposals:

Proposal No. 1: To elect five directors to the Board to serve a one-year term expiring at the 2012 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Non-votes

Eyal Waldman	22,453,700	2,747,326	17,780	3,828,978

Dov Baharav	24,922,408	273,832	22,566	3,828,978

Glenda Dorchak	24,904,600	275,554	38,652	3,828,978

Irwin Federman	24,874,660	305,214	38,932	3,828,978

Thomas Weatherford	24,904,300	275,574	38,932	3,828,978

Each of the above nominees was elected.

Proposal No. 2: To approve: (i) the increase in the annual base salary of the CEO from $375,000 to $410,000, effective April 1, 2011; (ii) the contributions to the Israeli severance, pension & education funds of up to an aggregate of 21% of the CEO’s base salary on the CEO’s behalf by the Company; and (iii) the payment of the cash bonus previously paid to the CEO in the amount of $157,500 for services rendered for the fiscal year ended December 31, 2010.

For	Against	Abstain	Non-votes

22,775,461	2,577,730	45,271	3,649,322

Proposal No. 2 was approved.

Proposal No. 3: To approve the award of 50,000 RSUs to the CEO which such RSUs vest over four years, with 12/48ths of the shares subject to the award of RSUs vesting on May 1, 2012, and thereafter at the rate of 3/48ths of the original number of shares subject to the award of RSUs on the first day of each quarterly period of August, November, February and May commencing on August 1, 2012, with the last 3/48ths of the original number of shares subject to the award of RSUs vesting on May 1, 2015, so long as Mr. Waldman continues to provide services to the Company.

For	Against	Abstain	Non-votes

22,409,565	2,934,287	54,610	3,649,322

Proposal No. 3 was approved.

Proposal No. 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion set forth in the Company’s 2011 annual shareholder proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 11, 2011 on SEC Form 14A.

For	Against	Abstain	Non-votes

22,763,458	2,595,591	39,413	3,649,322

Proposal No. 4 was approved.

Proposal No. 5: Advisory vote as to the frequency for an advisory vote on executive compensation.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Non-votes

15,278,677	889,659	9,183,043	826,159	2,870,246

Proposal No. 5 was approved as to recommend that the advisory vote on executive compensation be held every year.

Based on these results, the Company has decided to hold an advisory vote on the compensation of the Company’s named executive officers every year, until the next required vote on the frequency of the stockholder vote on the compensation of named executive officers.

Proposal No. 6: To approve the amendment to the Company’s Amended and Restated Articles of Association to authorize the Company’s board of directors to appoint directors up to the maximum authorized number.

For	Against	Abstain	Non-votes

21,783,297	3,579,862	35,303	3,649,322

Proposal No. 6 was approved.

Proposal No. 7: To approve the amendment to the Company’s Amended and Restated Articles of Association to replace provisions related to director and officer indemnification.

For	Against	Abstain	Non-votes

22,443,182	2,914,571	40,709	3,649,322

Proposal No. 7 was approved.

Proposal No. 8:  To approve an amendment to the indemnification undertaking by and among the Company and each of its directors and officers.

For	Against	Abstain	Non-votes

22,216,817	3,141,481	40,164	3,649,322

Proposal No. 8 was approved.

Proposal No. 9: To ratify and approve the purchase of liability insurance for directors and officers of the Company and its subsidiaries.

For	Against	Abstain	Non-votes

25,352,650	5,859	39,953	3,649,322

Proposal No. 9 was approved.

Proposal No. 10: To appoint PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ended December 31, 2011 and to authorize the Company’s audit committee to determine the accounting firm’s remuneration in accordance with the volume and nature of their services.

For	Against	Abstain	Non-votes

26,387,481	9,803	793,560	1,856,940

Proposal No. 10 was approved.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

3.1(1)	Amended and Restated Articles of Association of Mellanox Technologies, Ltd.
10.1(2)	Amended Form of Indemnification Undertaking between Mellanox Technologies, Ltd. and each of its directors and executive officers.

(1) Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-33299) filed on April 11, 2011.

(2) Incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-33299) filed on April 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 19, 2011	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer

Exhibit Index

Number	Description

3.1(1)	Amended and Restated Articles of Association of Mellanox Technologies, Ltd.
10.1(2)	Amended Form of Indemnification Undertaking between Mellanox Technologies, Ltd. and each of its directors and executive officers.

(1) Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-33299) filed on April 11, 2011.

(2) Incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-33299) filed on April 11, 2011.